UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1 2019

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	0-16195	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 4, 2019, II-VI Incorporated (“II-VI” or the “Company”) entered into a Credit Agreement, dated as of March 4, 2019 (the “New Credit Agreement”), by and among the Company, Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, and the other lenders party thereto. The Company entered into the New Credit Agreement in connection with its pending acquisition of Finisar Corporation (“Finisar”) pursuant to the Agreement and Plan of Merger, dated as of November 8, 2018 (the “Merger Agreement”), by and among the Company, Mutation Merger Sub Inc. (“Merger Sub”) and Finisar. Pursuant to the terms of the Merger Agreement, Merger Sub, a wholly owned subsidiary of the Company, will be merged with and into Finisar, and Finisar will continue as the surviving corporation in the merger and a wholly owned subsidiary of II-VI (the “Merger”).

Pursuant to the terms and subject to the conditions therein, the New Credit Agreement provides for senior secured financing of $1.625 billion in the aggregate, consisting of (i) a five-year senior secured first-lien term A loan facility in an aggregate principal amount of $1.175 billion (the “Term A Facility”) and (ii) a five-year senior secured first-lien revolving credit facility in an aggregate principal amount of $450.0 million (the “Revolving Credit Facility” and together with the Term A Facility, the “New Senior Credit Facilities”). The New Credit Agreement also provides for a letter of credit sub-facility not to exceed $25.0 million and a swing loan sub-facility initially not to exceed $20.0 million, subject to adjustment in accordance with the terms of the New Credit Agreement. The Company anticipates using the proceeds from the Term A Facility, together with a separately committed term B loan facility in an aggregate principal amount of up to $800.0 million (the “Term B Facility” and together with the Term A Facility, the “Term Loan Facilities”) and cash and short-term investments of the Company and Finisar, to pay the cash portion of the merger consideration payable in connection with the Merger and pay related fees and expenses in connection with the Merger. The Company currently does not intend to draw on the Revolving Credit Facility in order to fund the cash portion of the merger consideration payable in connection with the Merger.

The funding obligations of the lenders under the New Senior Credit Facilities are subject to certain currently unsatisfied conditions, including the consummation of the Merger. Accordingly, no borrowings are currently outstanding under the New Senior Credit Facilities, and the Company currently is not able to borrow under the New Senior Credit Facilities. Further, the Company expects that the New Credit Agreement will be amended prior to the Closing Date to reflect syndication of the Term B Facility and to finalize certain other terms in the New Credit Agreement. Upon the consummation of the Merger, the New Senior Credit Facilities, governed by the New Credit Agreement as it may be amended as of such time, will be used (i) to refinance in full the current credit facilities provided under the Third Amended and Restated Credit Agreement, by and among the Company, the guarantors party thereto, the lenders party thereto, and PNC Bank, National Association, as Administrative and Documentation Agent, and Bank of America, N.A., as Syndication Agent, dated as of July 28, 2016 (as amended to date, the “Current Credit Agreement”) and (ii) on or after the date of the consummation of the Merger, to repay amounts owed in connection with Finisar’s outstanding convertible notes issued pursuant to an indenture, dated as of December 16, 2013, between Finisar and Wells Fargo Bank, National Association, as trustee, currently in an aggregate principal amount outstanding of $1.1 million, and Finisar’s outstanding convertible notes issued pursuant to an indenture dated as of December 21, 2016, between Finisar and Wells Fargo Bank, National Association, as trustee, currently in an aggregate principal amount outstanding of $575.0 million, including with the proceeds of a portion of the Term A Facility which will be available to the Company for a certain period after the initial funding under the New Senior Credit Facilities. Unless and until the Merger is consummated and the other currently unsatisfied conditions to the funding obligations of the lenders under the New Senior Credit Facilities are satisfied or waived, the Current Credit Agreement remains in effect in accordance with its terms.

The Company’s obligations under the New Senior Credit Facilities will be guaranteed by each of the Company’s existing or future direct and indirect domestic subsidiaries, including, upon consummation of the Merger, Finisar and its domestic subsidiaries (the “Guarantors”). Borrowings under the New Senior Credit Facilities will be collateralized by a first priority lien in substantially all of the assets of the Company and the Guarantors, except that no real property will be collateral under the New Senior Credit Facilities.

The Company will be obligated to repay the outstanding principal amount of the Term A Facility in quarterly installments equal to 1.25% of the initial aggregate principal amount of the Term A Facility, commencing on the last day of the first full fiscal quarter after the date on which the conditions to the funding obligations of the lenders set forth in the New Credit Agreement are satisfied or waived (the “Closing Date”) and on each December 31, March 31, June 30 and September 30 thereafter, with the remaining outstanding balance due and payable on the fifth anniversary of the Closing Date. The Company will be obligated to repay the aggregate principal amount of all outstanding revolving loans made under the Revolving Credit Facility on the fifth anniversary of the Closing Date.

All amounts outstanding under the New Senior Credit Facilities would become due and payable 120 days prior to the maturity of the Company’s currently outstanding 0.25% Convertible Senior Notes due 2022 (the “Notes”) if (i) the Notes remain outstanding and (ii) the Company has insufficient cash and borrowing availability to repay the principal amount of the Notes. The Company voluntarily may prepay, at any time or from time to time, any amounts outstanding under the New Senior Credit Facilities in whole or in part without premium or penalty. The Company may be subject to mandatory prepayment of amounts outstanding under the New Senior Credit Facilities under certain circumstances, including in connection with certain asset sales or other dispositions of property and debt issuances.

Amounts outstanding under the Term A Facility and the Revolving Credit Facility will bear interest, at the Company’s option, at a rate per annum equal to either (i) a LIBOR rate plus 200 basis points per annum until the Company’s delivery of its first compliance certificate in accordance with the terms of the New Credit Agreement and thereafter, a LIBOR rate plus a rate based on the Company’s consolidated total leverage ratio (as calculated in accordance with the terms of the New Credit Agreement) and (ii) an applicable margin over a base rate determined by reference to the highest of (a) the federal funds effective rate plus 0.50%, (b) Bank of America, N.A.’s prime rate and (c) a LIBOR rate adjusted daily plus 1.00%. Amounts outstanding under the Term B Facility will bear interest, at the Company’s option, at a rate per annum equal to either (i) a LIBOR rate plus an amount to be determined or (ii) an amount to be determined over a base rate determined by reference to the highest of (a) the federal funds effective rate plus 0.50%, (b) Bank of America, N.A.’s prime rate and (c) a LIBOR rate adjusted daily plus 1.00%.

The New Credit Agreement contains customary affirmative and negative covenants with respect to the New Senior Credit Facilities, including limitations with respect to liens, investments, indebtedness, dividends, mergers and acquisitions, dispositions of assets and transactions with affiliates. Except with the consent of certain lenders in accordance with the terms of the New Credit Agreement, with respect to the New Senior Credit Facilities, the Company will be obligated to maintain a consolidated interest coverage ratio (as calculated in accordance with the terms of the new Credit Agreement) as of the end of each fiscal quarter of not less than 3.00:1.00. Similarly, except with the consent of certain lenders in accordance with the terms of the New Credit Agreement, with respect to the New Senior Credit Facilities, the Company will be obligated to maintain a consolidated total net leverage ratio (as calculated in accordance with the terms of the New Credit Agreement) of not greater than (i) 5.00 to 1.00 for the first four fiscal quarters after the Closing Date, commencing with the first full fiscal quarter after the Closing Date, (ii) 4.50 to 1.00 for the fifth fiscal quarter through and including the eighth fiscal quarter after the Closing Date, and (iii) 4.00 to 1.00 for each subsequent fiscal quarter.

The New Credit Agreement provides for customary events of default, including (i) a failure to pay principal, interest or fees under the New Senior Credit Facilities when due, (ii) a failure by the Company to comply with applicable covenants under the New Senior Credit Facilities, (iii) the fact that any representation or warranty made by the Company is false or misleading in any material respect, (iv) the occurrence of an event of default under other indebtedness of the Company with a then-outstanding principal balance of $35.0 million or more, (vi) the commencement of certain insolvency or receivership events and (vii) the occurrence of a change in control of the Company. Upon the occurrence of an event of default, the lenders under the New Senior Credit Facilities would be under no further obligations to make loans under the Revolving Credit Facility, and all outstanding borrowings under the New Senior Credit Facilities could be declared immediately due and payable.

The foregoing is a description of the material terms and conditions of the New Credit Agreement and is not a complete discussion of the New Credit Agreement. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the New Credit Agreement, which will be filed as an exhibit to the Company’s Quarterly

Report on Form 10-Q for its quarter ending March 31, 2019.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

On March 1, 2019, the Company entered into a Third Amendment to Third Amended and Restated Credit Agreement, dated as of March 1, 2019 (the “Third Amendment”), by and among the Company, the guarantors party thereto, the lenders party thereto, and PNC Bank, National Association, as Administrative Agent. In accordance with the terms of the Third Amendment, the parties thereto acknowledged and agreed for purposes of the Current Credit Agreement that (i) the Company’s entrance into the New Credit Agreement is not prohibited by, and does not constitute a default under, the Current Credit Agreement or any related loan document and (ii) the provision of Section 8.2.6(2)(v) of the Current Credit Agreement with respect to the delivery of an Acquisition Compliance Certificate is not applicable in connection with the consummation of the Merger.

The foregoing is a description of the material terms and conditions of the Third Amendment and is not a complete discussion of the Third Amendment. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Third Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for its quarter ending March 31, 2019.

Forward-looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed transaction or to make any filing or take other action required to consummate such transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important factors that may cause such a difference include, but are not limited to: (i) the ability of II-VI and Finisar Corporation (“Finisar”) to complete the proposed transaction on the anticipated terms and timing or at all, (ii) the ability of the parties to satisfy the conditions to the closing of the proposed transaction, including obtaining required regulatory approvals, (iii) potential litigation relating to the proposed transaction, which could be instituted against II-VI, Finisar or their respective directors, (iv) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, (v) the triggering of any third party contracts containing consent and/or other similar provisions, (vi) any negative effects of the announcement of the transaction on the market price of Finisar’s common stock and/or negative effects of the announcement or commencement of the transaction on the market price of II-VI’s common stock, (vii) uncertainty as to the long-term value of II-VI’s common stock, and thus the value of the II-VI shares to be issued in the transaction, (viii) any unexpected impacts from unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations after the consummation of the transaction and on the other conditions to the completion of the merger, (ix) inherent risks, costs and uncertainties associated with integrating the businesses successfully and achieving all or any of the anticipated synergies, (x) potential disruptions from the proposed transaction that may harm II-VI’s or Finisar’s respective businesses, including current plans and operations, (xi) the ability of II-VI and Finisar to retain and hire key personnel, (xii) adverse legal and regulatory developments or determinations or adverse changes in, or interpretations of, U.S. or foreign laws, rules or regulations, that could delay or prevent completion of the proposed transaction or cause the terms of the proposed transaction to be modified, (xiii) the ability of II-VI to obtain or consummate financing or refinancing related to the transaction upon acceptable terms or at all, (xiv) economic uncertainty due to monetary or trade policy, political or other issues in the United States or internationally, (xv) any unexpected fluctuations or weakness in the U.S. and global economies, (xvi) changes in U.S. corporate tax laws as a result of the Tax Cuts and Jobs Act of 2017 and any future legislation, (xvii) foreign currency effects on II-VI’s and Finisar’s respective businesses, (xviii) competitive developments including pricing pressures, the level of orders that are received and can be shipped in a quarter, changes or fluctuations in customer order patterns, and seasonality, (xix) changes in utilization of II-VI or Finisar’s manufacturing capacity and II-VI’s ability to effectively manage and expand its production levels, (xx) disruptions in II-VI’s business or the businesses of its customers or suppliers due to natural disasters, terrorist activity, armed conflict, war, worldwide oil prices and supply, public health concerns or disruptions in the transportation system, and (xxi) the responses by the respective managements of II-VI and Finisar to any of the aforementioned factors. Additional risks are described under the heading “Risk Factors” in II-VI’s Annual Report on Form 10-K for the year ended June 30, 2018, filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018 and in Finisar’s Annual Report on Form 10-K for the year ended April 29, 2018 filed with the SEC on June 15, 2018.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive joint proxy statement/prospectus filed by II-VI with the SEC in connection with the proposed transaction (the “Joint Proxy Statement/Prospectus”). While the list of factors discussed above is, and the list of factors presented in the Joint Proxy Statement/Prospectus are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. Neither II-VI nor Finisar assumes any obligation to publicly provide revisions or updates to any forward looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

No Offer or Solicitation

This communication is for informational purposes only and not intended to and does not constitute an offer to subscribe for, buy or sell, the solicitation of an offer to subscribe for, buy or sell or an invitation to subscribe for, buy or sell any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction between II-VI and Finisar, II-VI and Finisar have filed relevant materials with the SEC, including a registration statement on Form S-4 (File No. 333-229052) filed by II-VI, originally filed on December 28, 2018 and amended on January 18, 2019, which includes a joint proxy statement of II-VI and Finisar that also constitutes a prospectus of II-VI (the “Form S-4”), and the Joint Proxy Statement/Prospectus. The Form S-4 became effective in accordance with the provisions of Section 8(a) of the Securities Act on February 7, 2019. II-VI and Finisar commenced mailing of the Joint Proxy Statement/Prospectus on or about February 14, 2019. INVESTORS AND SECURITY HOLDERS OF II-VI AND FINISAR ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY HAVE BEEN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Form S-4 and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by II-VI or Finisar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by II-VI are available free of charge within the Investor Relations section of II-VI’s internet website at https://www.ii-vi.com/investor-relations/. Copies of the documents filed with the SEC by Finisar are available free of charge on Finisar’s internet website at http://investor.finisar.com/investor-relations.

Participants in Solicitation

II-VI, Finisar, their respective directors and certain of their respective executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of II-VI is set forth in its Annual Report on Form 10-K for the year ended June 30, 2019, which was filed with the SEC on August 28, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on March 31, 2017. Information about the directors and executive officers of Finisar is set forth in its Annual Report on Form 10-K for the year ended April 29, 2018, which was filed with the SEC on June 15, 2018, and its definitive proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on July 26, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus and other relevant materials that have been or will be filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: March 7, 2019	By:	/s/ Mary Jane Raymond
Mary Jane Raymond
Chief Financial Officer and Treasurer